Contingent Liabilities and Contractual Obligations	12 Months Ended
Dec. 31, 2020
Contingent Liabilities and Contractual Obligations
Contingent Liabilities and Contractual Obligations

Note 21. Contingent Liabilities and Contractual Obligations

Litigations and investigations

The Company is not involved in any pending litigations, claims and investigations that individually and in the aggregate that is expected to have a material impact on the financial position, operating profit or cash flow.

The contractual obligations are similarly individually and, in the aggregate, not material to the future financial position, operating profit or cash flow.

Contingent liabilities

The Company has entered contracts with CROs where different payment schedules apply. The Company has assessed that no bonus payments to CROs should be recognized but there is a contingent liability in regard of the Company’s contract with a CRO of nil and $0.2 million as of December 31, 2020 and 2019.

Contractual obligations

At December 31, 2020, the Company had the following contractual commitments which fall due as follows:

	December 31, 2020
	(USD in thousands)
	Contractual
	cash flows	<1 year	1 – 2 years	2 – 5 years	>5 years	Total
Purchase obligations	$712	$712	$—	$—	$—	$712
Total	$712	$712	$—	$—	$—	$712

The Company has purchase obligations of $0.6 million due to CRO’s and $0.1 million due to university future partners as of December 31, 2020.